                                                                    Exhibit 32.1

                CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In  connection  with the  annual  report  of  AmComp  Incorporated  (the
"Company")  on Form 10-Q for the quarter  ended March 31, 2007 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Fred R.
Lowe, the Principal  Executive Officer of the Company,  certify,  pursuant to 18
U.S.C.  Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley
Act of 2002, that, to my knowledge:

   1. The Report fully complies with the  requirements of Section 13(a) or 15(d)
      of the Securities Exchange Act of 1934; and

   2. The information  contained in the Report fairly presents,  in all material respects,  the  financial  condition  and  results  of  operations  of the
      Company.

May 10, 2007                                /s/ Fred R. Lowe
                                            ------------------------------------
                                            Name:  Fred R. Lowe
                                            Title: Principal Executive Officer